EXHIBIT 32.1


                Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, John M. Maloney,  Jr., Chief Executive Officer of Bluegreen  Corporation (the
"Company"), hereby certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that:

      (1) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2007 (the "Report"), filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               By:   /s/ JOHN M. MALONEY, JR.
                                                     ------------------------
                                                     John M. Maloney, Jr.
                                                     Chief Executive Officer

Date:  August 9, 2007


Pursuant to Item 601(b)(32)(ii) of Regulation S-K, the foregoing certification is being furnished with the Report and is not being filed as part of or as a separate disclosure document.


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